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                               SECURITY AGREEMENT


      THIS SECURITY AGREEMENT is made and entered into May 10, 1995, by and between WILLIAM H. PAYNE, IVAN G. SARDA, ELINOR A. WALTERS and KATRINA A. KNOWLES (hereinafter collectively "Secured Party") and CERAMIC DEVICES, INC., a Washington corporation ("Debtor").

      1. Debtor, a wholly-owned subsidiary of PCT Holdings, Inc., a Nevada corporation ("Borrower"), at the direction of and as an accommodation to Borrower, hereby grants to Secured Party a security interest in all of the following described assets (the "Collateral") to secure payment to Secured Party of all promissory notes and other obligations of Borrower executed and delivered concurrently herewith (the "Obligations"), including those referred to in that certain Agreement and Plan of Merger (the "Merger Agreement") dated February 28, 1995 between and among Borrower, Debtor and Ceramic Devices, Inc., a California corporation:

            (a) All furniture, leasehold improvements, motor vehicles, appliances, fixtures, furnishings, tools, machinery and equipment and other goods of Debtor, now owned or hereafter acquired, and all additions and accessions thereto and replacements therefor;

            (b) All supplies and materials of Debtor now owned or hereafter acquired, together with all additions and accessions thereto and replacements therefor;

            (c) All accounts, accounts receivable, negotiable documents, notes, drafts, acceptances, claims, lease rights, securities, instruments, choses in action, whether in contract or in tort, proceeds of lawsuits, and general intangibles of Debtor (including, but not limited to goodwill, permits, licenses, trademarks, trade names and trade secrets), and all other rights of Debtor to the payment of money, now existing or hereafter arising;

            (d) All deposit accounts of Debtor maintained with any bank or other financial institution;

            (e) All records, papers and books of account or other documents or papers relating to, affecting or describing any of the foregoing Collateral, in whatever form, including without limitation all computerized records, diskettes, programs, etc. relating thereto;

            (f)   All  of  Debtor's  contract  rights  and  insurance  policies,
                  including  that  certain  life  insurance   policy  issued  by
                  Transamerica Occidental in the

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                  face amount of $2,000,000.00 (Policy No. 9242497)
                  (the "Policy"); and

            (g) All proceeds of the foregoing Collateral. For purposes of this Security Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

      2. Debtor has full power and authority to execute this Security Agreement, to perform Debtor's obligations hereunder, and to subject the Collateral to the security interest created hereby.

      3. Debtor has acquired title to and will at all times keep the Collateral free of all liens and encumbrances, except the security interest created hereby; provided, however, that Borrower and Debtor may subject that part and/or portion of the Collateral which constitutes accounts receivables and inventory to a lien and security interest in favor of Borrower's institutional lender(s). In connection therewith, Secured Party agrees that the amount of financing (principal plus interest) provided by Borrower's institutional lender(s) shall be a lien and charge upon Debtor's inventory and accounts receivable prior and superior to the lien and charge thereon created by this Security Agreement. Secured Party further agrees to execute and deliver such subordination agreements and other documents hereafter and during the term of this Security Agreement as Borrower and its institutional lender(s) reasonably require to effect said subordination and to do so promptly upon the request of Borrower and/or Debtor. Debtor further promises:

            (a) To make all payments due under the Obligations to Secured Party and perform all the obligations to Secured Party in a timely manner;

            (b) To furnish Secured party with such information concerning Debtor and the Collateral as Secured Party may from time to time reasonably request, including, but not limited to, current financial statements; and

            (c) To maintain the Collateral in good condition and not use the Collateral for any unlawful purpose or in any way that would void an effective insurance policy.


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      4.  Unless  Debtor is in default  hereunder,  Debtor  may sell,  transfer, convey, encumber and/or hypothecate the Collateral, other than the Policy and manufacturing and testing equipment, in the normal course of its business.

      5. Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Security Agreement or upon any note or notes evidencing the secured obligations, if any. Further, Debtor will promptly pay all obligations regarding or relating to the Collateral necessary to maintain and preserve Debtor's rights and interests therein, including premiums hereafter due and owing under the terms of the Policy.

      6. Debtor will not use or permit use of the Collateral in violation of any statute, ordinance, or state or federal regulation.

      7. The following shall constitute events of default ("Events of Default") under this Security Agreement:

            (a) The Debtor's failure to make any payment to Secured Party when due, or to perform any other obligations in a timely manner, including all of Borrower's obligations under the Merger Agreement;

            (b) The Debtor's breach of this Security Agreement, or any present or future rider or supplement to this Security Agreement, or any other agreement between Debtor and Secured Party evidencing the Obligations or securing them, including the Merger Agreement;

            (c) That any warranty, representation, or statement, made by or on behalf of Debtor in or with respect to this Security Agreement, is false; and

            (d) The Debtor becomes insolvent, or is adjudged bankrupt, or application for appointment of a receiver for the debts of Debtor is made, or Debtor requests an extension or arrangement from Debtor's creditors, including an assignment for the benefit of creditors, or if Secured Party deems itself insecure.

      8. Upon the occurrence of an Event of Default Secured Party, at its option, may:

            (a) Declare the Obligations immediately due and payable without demand, presentment, protest or notice to Debtor, all of which Debtor expressly waives;

            (b) Exercise all rights and remedies available to a secured creditor after default, including but not limited to the rights and remedies of secured creditors under the Uniform Commercial Code;


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            (c)   Perform  any  of  Debtor's  obligations  under  this  Security
                  Agreement  for  Debtor's   account.   Any  money  expended  or
                  obligations   incurred  in  doing  so,  including   reasonably
                  attorneys' fees and interest at the highest rate permitted by law, will be charged to Debtor and added to the Obligations secured by this Agreement; and/or

            (d) Secured Party may take possession of the Collateral and may demand payment of, institute, and maintain suits for, compound or compromise any and all sums due or to become due as proceeds of the Collateral in its own name or in the name of Debtor, and otherwise avail itself of any action it deems necessary.

      9. Debtor agrees to execute all financing statements and other necessary documents to perfect Secured Party's interest in the Collateral as set forth herein.

      10. No delay or failure by Secured Party in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. Secured Party shall not be deemed to have waived any of Secured Party's rights hereunder or under any other writing signed by Debtor unless such waiver be in writing and signed by Secured Party. No consent or waiver, express or implied, by any party to, or of any breach or default by any other party in, the performance of its obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such other party of the same or any other obligations hereunder. Failure on the part of a party to complain of any act of the other party or to declare a party in default, irrespective of how long such failure continues, shall not constitute a waiver of such party of its rights hereunder. All Secured Party's rights and remedies, whether evidenced hereby or by any other writings, statutes or case law, shall be cumulative and may be exercised singularly or concurrently. Any demand upon or notice to Debtor that Secured Party may elect to give shall be effective when deposited in the mails or delivered to Debtor. If at any time or times by assignment or otherwise Secured Party transfers any obligations and collateral therefor, such transfer shall carry with it Secured Party's powers and rights under this Agreement with respect to the obligations and collateral transferred and

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the transferee  shall become vested with said powers and rights,  whether or not they are specifically referred to in the transfer. This Agreement shall be governed by the laws of the State of Washington and is intended to take effect when signed by Debtor and delivered to Secured Party.

      11. Except for any notice required under applicable law to be given in another manner, any notice or other communication required or permitted to be given hereunder and any approval by any party shall be in writing and shall be personally delivered or delivered by overnight courier in each case with receipt acknowledged, or deposited in an official depository of the United States Postal Service, first-class postage prepaid, by registered or certified mail, return receipt requested, to the other party or parties at the addresses listed below. All notices and other communications shall be deemed to have been duly given on
(a) the date of receipt thereof (including all required copies thereof as set forth below) if delivered personally or by overnight courier or (b) five (5) business days after the date of mailing thereof (including all required copies thereof as set forth below) if transmitted by mail. Each party may change its address for receipt of notices by a notice given to the other parties in accordance with this provision. Notices shall be addressed as follows:

                  To the Debtor:

                  Ceramic Devices, Inc.
                  c/o PCT Holdings, Inc.
                  434 Olds Station Road
                  Wenatchee, Washington  98801

                  With a copy to:

                  Durham, Evans, Jones & Pinegar, P.C.
                  Attention: Jeffrey M. Jones
                  50 South Main, Suite 850
                  Salt Lake City, Utah  84144

                  To the Secured Party:

                  William H. Payne, Ivan G. Sarda, Elinor A. Walters and Katrina A. Knowles
                  c/o William H. Payne
                  4274 Pt. Loma Avenue

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                  San Diego, California  92107

                  With a copy to:

                  Reish & Luftman
                  Attention:  Jonathan A. Karp
                     11755 Wilshire Boulevard, Tenth Floor
                       Los Angeles, California 90025-1516

      12. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but, if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      13. This Agreement, together with the agreements and warranties herein contained, shall inure to the benefit of Secured Party and it successors and assigns and shall be binding upon Debtor and his respective heirs, successors and assigns.

      14. This Agreement inures to the benefit of the Secured Party, its successors and assigns, and shall bind (as may be applicable) the respective heirs, personal representatives, successors and assigns of Debtor, and if more than one party shall sign this Agreement, the term "Debtor" shall mean all such parties, and each of them, and all such parties shall be jointly and severally obligated hereunder. Words used herein shall take the singular or plural number, and such gender, as the number and gender of parties Debtor herein shall require.

      15. Debtor agrees to pay upon demand all of Secured Party's costs and expenses, including reasonable attorneys' fees and legal expenses, incurred in connection with the enforcement of this Security Agreement. Secured Party may pay someone else to help enforce this Security Agreement, and Debtor shall pay the costs and expenses of such enforcement. Costs and expenses include Secured Party's reasonable attorneys' fees and legal expenses whether or not performed by a salaried employee of Secured Party and whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or

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injunction),  all appearances in bankruptcy or insolvency proceedings,  fees and expenses incurred in connection with the appointment of a receiver, appeals, and any anticipated post-judgment collection services. Debtor also shall pay all court costs and such additional fees as may be directed by the court.

      16. This Security Agreement may be executed in one or more counterparts, any one of which, if originally executed, shall be binding upon each of the parties signing thereon, and all of which taken together shall constitute one and the same instrument. One or more photostatic copies of this Security Agreement may be originally executed by the parties hereto, and such photostatic copies shall be deemed originals and shall be valid, binding and enforceable in accordance with their terms.

      17. The parties hereto represent and warrant that they have full power, authority and legal right to execute and deliver, and to perform and observe the provisions of, this Security Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance by the parties of this Security Agreement have been duly authorized by all necessary legal action and the parties have obtained any necessary consent, approval of, notice to, or any action by, and person, firm, corporation or governmental entity or agency necessary or appropriate to consummate the transaction contemplated hereby.

      18. Each party agrees and covenants that it will at any time and from time to time, upon the request of the other execute, acknowledge, deliver or perform all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required to carry out the terms and provisions of this Security Agreement.

      19. The rights and remedies of the parties hereunder shall not be mutually exclusive, and the exercise by any party of any right to which he or it is entitled shall not preclude the exercise of any other right he or it may have.

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      IN WITNESS  WHEREOF,  this Agreement has been executed on the day and date first above written.
                                    "SECURED PARTY"

                                    WILLIAM H. PAYNE, IVAN G. SARDA,
                                    ELINOR A. WALTERS and
                                    KATRINA KNOWLES


                                    By: /s/
                                       ---------------------------------


                                    "DEBTOR"

                                    CERAMIC DEVICES, INC., a Washington
                                  corporation


                                    By:  /s/ IVAN G. SARDA
                                       ---------------------------------
                                       President